Share-Based Payments	12 Months Ended
Dec. 31, 2020
Disclosure of share-based payment arrangements [text block] [Abstract]
Share-based payments
5.	Share-based payments

As discussed in Note 1, the Company agreed to a potential additional equity payment to certain former shareholders of Fusion Fuel who became employees of and service providers to the Company. Under this arrangement, these persons are eligible to earn additional share-based payment awards of up to 1,137,000 Class A ordinary shares and 1,137,000 warrants to purchase Class A ordinary shares at an exercise price of $11.50.

As these awards are dependent on future service being provided to the Company, the Company considers them to be service awards under IFRS 2 and classifies both the expected share and warrant awards in equity with a corresponding compensation expense in the income statement. The shares and warrants expected to be awarded are estimated and measured at grant-date fair value and attributed to the income statement on a straight-line basis from the period from grant to expiration on June 30, 2022.

As of December 31, 2020 there was €28.3 million of unrecognised share based payment expense related to the earn-out. This unrecognised expense is expected to be recognised on a straight-line basis over the remaining service period to June 30, 2022. The inputs used in the measurement of the fair values at grant date of the equity-settled share based payment plans were as follows:

€’000 (except per share/ warrant amounts)
Share price at grant date	$23.96
Warrant price at grant date	$7.71
Fair value at grant date	29,702
Expense recognised in the statement of profit or loss	(1,400)
Unrecognised expense	28,302

The warrant price at grant date is based on the traded warrant price of $8.11 at grant date with an illiquidity discount of 5% applied (See note 15).

There is an additional €38,210 included in the share-based payment expense in the income statement relating to the executive and non-executive directors representing shares earned in 2020.